UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): April 28, 2008


                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)



          New York                      1-7657                 13-4922250
------------------------------  ------------------------    -------------------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
     of incorporation)                                     Identification No.)


       200 Vesey Street, World Financial Center
                  New York, New York                       10285
       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code: (212) 640-2000

             ---------------------------------------------------
        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         Written communications pursuant to Rule 425 under the Securities Act
----     (17 CFR 230.425)

         Soliciting material pursuant to Rule 14a-12 under the Exchange Act
----     (17 CFR 240.14a-12)

         Pre-commencement communications pursuant to Rule 14d-2(b) under the
----     Exchange Act (17 CFR 240.14d-2(b))

         Pre-commencement communications pursuant to Rule 13e-4(c) under the
----     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.


(b)

          On April 28, 2008, Vernon E. Jordan, Jr. and Frank P. Popoff retired as members of the Board of Directors (the "Board") of American Express Company (the "Company"). Messrs. Jordan and Popoff have agreed to serve as advisors to the Board following their retirement.


ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

          Following shareholder approval at the Company's annual meeting of shareholders of the amendment to the Company's Certificate of Incorporation to increase the voting requirements for the election of directors to an affirmative vote of the majority of the votes cast for each nominee and the filing of a Certificate of Amendment to the Company's Certificate of Incorporation, the Board of the Company approved an amendment to the Company's By-Laws, effective as of April 29, 2008, to require an incumbent director who does not receive the requisite majority vote for his or her re-election immediately to tender his or her resignation to the Board. The Board, excluding such director, is then required to decide whether or not to accept such resignation and promptly disclose and explain its decision in a Form 8-K filed with the Securities and Exchange Commission within 90 days after the results of the election are certified. In acting on the tendered resignation, the Board is required to consider all factors that it may deem relevant.

            A copy of the Company's By-Laws, as amended through April 29, 2008, is filed as Exhibit 3.1 to this report.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits


3.1   Company's By-Laws, as amended through April 29, 2008.




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                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMERICAN EXPRESS COMPANY
                                        (REGISTRANT)



                                        By:    /s/ Stephen P. Norman
                                        Name:  Stephen P. Norman
                                        Title: Secretary

DATE:   May 2, 2008


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                                EXHIBIT INDEX


Exhibit
No.      Description
----     -----------

3.1       Company's By-Laws, as amended through April 29, 2008.